TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectuses, Summary Prospectus and

Statement of Additional Information

* * *

Transamerica Large Company

The following information supplements and amends information concerning Transamerica Large Company:

The Board of Trustees of Transamerica Funds has approved the liquidation of Transamerica Large Company effective on or about January 4, 2013.

In order to achieve an orderly liquidation, the fund may depart from its stated investment objective and policies and may hold a significant portion of total assets in cash, U.S. Government securities and other short-term debt instruments.

Effective on or about January 4, 2013, Transamerica Large Company is deleted in its entirety from the Class I2 Prospectus and the Statement of Additional Information.

Effective on or about January 4, 2013, references to Transamerica Large Company are deleted from the section entitled “List and Description of Certain Underlying Funds” in the Retail Prospectus.

* * *

Investors Should Retain this Supplement for Future Reference

October 19, 2012